IntraLinks Announces First Quarter 2012 Results

NEW YORK, NY – May 9, 2012 – IntraLinks Holdings, Inc. (NYSE: IL), a leading provider of critical information exchange solutions, today announced results for its first quarter of 2012.

“Our revenue was above the guidance range we provided and profitability was consistent with our investment plan,” said Ron Hovsepian, IntraLinks’ president and CEO. “We have seen increased awareness and concern from senior executives around information security and compliance due to the recent proliferation of new consumer and prosumer-based content sharing offerings. IntraLinks is a clear leader in inter-enterprise collaboration providing corporations with an easy to use, secure, and compliant platform for sharing and managing content between businesses and is well positioned to capitalize on this emerging opportunity.”

First Quarter 2012

Total revenue was $50.8 million, compared to $52.4 million for the corresponding quarter last year.

▪	Enterprise revenue was $23.3 million, compared to $24.0 million for the corresponding quarter last year.
▪	M&A revenue was $20.0 million, compared to $20.4 million for the corresponding quarter last year.
▪	DCM revenue was $7.5 million, compared to $8.0 million for the corresponding quarter last year.

GAAP gross margin was 69.5%, compared to 74.0% for the corresponding quarter last year. Non-GAAP gross margin was 76.2%, compared to 80.5% for the corresponding quarter last year.

GAAP operating loss was ($5.7) million, compared to a GAAP operating income of $1.7 million for the corresponding quarter last year. Non-GAAP adjusted operating income was $2.8 million, compared to $10.8 million for the corresponding quarter last year.

GAAP net loss was ($5.6) million, compared to a GAAP net income of $0.5 million for the corresponding quarter last year. GAAP net loss per share for the first quarter was ($0.10) on the basis of 54,191,872 shares outstanding. In the prior year comparable period, diluted GAAP net income per share was $0.01on the basis of 53,711,457 shares outstanding.

Non-GAAP adjusted net income was $1.1 million, compared to $6.1 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.02 on the basis of 54,717,422 shares outstanding. In the corresponding quarter for the prior year, non-GAAP net income per share was $0.10 on the basis of 53,711,457 shares outstanding.

Non-GAAP adjusted EBITDA was $7.1 million, compared to $15.8 million for the corresponding quarter last year.

Cash flow from operations was $1.5 million, compared to $5.3 million in the corresponding quarter last year.

Business Outlook:

Based on information available as of May 9, 2012, IntraLinks is providing guidance for the second quarter 2012 as follows:

Second Quarter 2012

Revenue: $47 million to $50 million

GAAP operating loss: ($6.0) million to ($8.0) million

Non-GAAP operating income: $0.5 million to $2.5 million

Non-GAAP adjusted EBITDA: $5.5 million to $7.5 million

GAAP net loss per share: ($0.14) to ($0.16)

Non-GAAP net (loss) income per share: ($0.01) to $0.01

Full Year 2012

Revenue: $195 million to $205 million

Quarterly Conference Call

In conjunction with this announcement, IntraLinks will host a conference call on Wednesday, May 9, 2012, at 5:00 p.m. Eastern Time (ET) to discuss the company’s financial results and its business outlook. To access this call, dial 866-524-3160 (domestic) or 412-317-6760 (international). A passcode is not required. The call will also be webcast live on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

Following the conference call, a replay will be available until May 16, 2012, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10012835. An archived webcast of the call will also be available on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

About IntraLinks

IntraLinks (NYSE: IL) is a leading global provider of Software-as-a-Service solutions for securely managing content, exchanging critical business information and collaborating within and among organizations. More than 1 million professionals in industries including financial services, pharmaceutical, biotechnology, consumer, energy, industrial, legal, insurance, real estate and technology, as well as government agencies, have utilized IntraLinks' easy-to-use, cloud-based solutions. IntraLinks users can accelerate information-intensive business processes and workflows, meet regulatory and risk management requirements and collaborate with customers, partners and counterparties in a secure, auditable and compliant manner. Professionals at more than 800 of the Fortune 1000 companies have used IntraLinks’ solutions. For more information, visit www.intralinks.com or http://blog.intralinks.com. You can also follow IntraLinks on Twitter at http://twitter.com/intralinks and Facebook at www.facebook.com/IntraLinks.

Non-GAAP Financial Measures

The Press Release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share, and non-GAAP adjusted EBITDA. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

▪	Non-GAAP gross margin represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense and (2) amortization of intangible assets.
▪	Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, and (3) costs related to public stock offerings.
▪	Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, and (3) costs related to public stock offerings. Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.
▪	Non-GAAP net income per share represents non-GAAP adjusted net income defined above divided by shares outstanding.
▪	Non-GAAP adjusted EBITDA represents net (loss) income adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other income, net and (8) costs related to public stock offerings.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance and manage the cash needs of our business.  Additionally, management believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share and non-GAAP adjusted EBITDA are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating income, net income (loss), and cash flows provided by operations as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in the Press Release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Annual Report on Form 10-K for the year-ended December 31, 2011 and subsequent reports. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IntraLinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

IntraLinks and the IntraLinks logo are registered trademarks of IntraLinks Holdings, Inc. All rights reserved.

Investor Contact:

David Roy

IntraLinks Holdings, Inc.

212-342-7690

droy@intralinks.com

Media Contact:

Anthony Piniella

IntraLinks Holdings, Inc.

212-342-7508

apiniella@intralinks.com

IntraLinks Holdings, Inc.

Consolidated Balance Sheets

(In Thousands, Except Share and per Share Data)

(unaudited)

	March 31,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$55,566	$46,694
Accounts receivable, net of allowances of $2,417 and $2,149, respectively	39,148	38,895
Investments	22,445	36,120
Deferred taxes	12,711	12,711
Prepaid expenses	6,647	4,238
Other current assets	3,432	4,567
Total current assets	139,949	143,225
Fixed assets, net	6,911	7,635
Capitalized software, net	32,902	30,287
Goodwill	215,478	215,478
Other intangibles, net	125,076	132,233
Other assets	1,310	1,483
Total assets	$521,626	$530,341

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,795	$4,934
Accrued expenses and other current liabilities	20,350	19,846
Deferred revenue	39,032	40,309
Total current liabilities	64,177	65,089
Long term debt	90,808	91,164
Deferred taxes	35,437	39,384
Other long term liabilities	3,335	2,874
Total liabilities	193,757	198,511
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares
issued and outstanding as of March 31, 2012 and December 31, 2011	-	-
Common stock, $0.001 par value; 300,000,000 shares authorized; 54,815,905 and 54,248,178
shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	55	54
Additional paid-in capital	413,350	411,781
Accumulated deficit	(85,640)	(80,056)
Accumulated other comprehensive income	104	51
Total stockholders' equity	327,869	331,830
Total liabilities and stockholders' equity	$521,626	$530,341

IntraLinks Holdings, Inc.

Consolidated Statements of Operations

(In Thousands, Except Share and per Share Data)

(unaudited)

	Three Months Ended
	March 31,
	2012	2011

Revenue	$50,785	$52,407
Cost of revenue	15,505	13,616
Gross profit	35,280	38,791
Operating expenses:
Product development	4,440	6,069
Sales and marketing	24,392	21,243
General and administrative	12,165	9,826
Total operating expenses	40,997	37,138
(Loss) income from operations	(5,717)	1,653
Interest expense	2,136	2,994
Amortization of debt issuance costs	191	367
Other income, net	(1,238)	(1,930)
Net (loss) income before income tax	(6,806)	222
Income tax benefit	(1,222)	(261)
Net (loss) income	$(5,584)	$483

Net (loss) income per common share
Basic	$(0.10)	$0.01
Diluted	$(0.10)	$0.01

Weighted average number of shares used in
calculating net (loss) income per share
Basic	54,191,872	51,949,171
Diluted	54,191,872	53,711,457

IntraLinks Holdings, Inc.

Consolidated Statements of Cash Flows

(In Thousands)

(unaudited)

	Three Months Ended
	March 31,
	2012	2011
Net (loss) income	$(5,584)	$483
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	4,279	4,949
Stock-based compensation expense	1,345	1,972
Amortization of intangible assets	7,157	7,157
Amortization of deferred costs	444	367
Provision for bad debts and customer credits	231	22
Loss on disposal of fixed assets	16	-
Change in deferred taxes	(3,947)	(963)
Gain on interest rate swap	(703)	(974)
Currency remeasurement (gain) loss	(37)	165
Changes in operating assets and liabilities:
Accounts receivable	(462)	1,864
Prepaid expenses and other current assets	(1,460)	(1,165)
Other assets	128	402
Accounts payable	(144)	(1,192)
Accrued expenses and other liabilities	1,581	(6,017)
Deferred revenue	(1,315)	(1,754)
Net cash provided by operating activities	1,529	5,316
Cash flows from investing activities:
Capital expenditures	(402)	(1,621)
Capitalized software development costs	(5,769)	(3,838)
Sale and maturity of short-term investments	13,500	-
Net cash provided by (used in) investing activities	7,329	(5,459)
Cash flows from financing activities:
Proceeds from exercise of stock options	7	884
Proceeds from issuance of common stock	247	414
Offering costs paid in connection with initial public offering and follow-on offerings	-	(168)
Repayments of outstanding financing arrangements	(148)	-
Repayments of outstanding principal on long-term debt	(246)	(338)
Net cash (used in) provided by financing activities	(140)	792
Effect of foreign exchange rate changes on cash and cash equivalents	154	23
Net increase in cash and cash equivalents	8,872	672
Cash and cash equivalents at beginning of period	46,694	50,467
Cash and cash equivalents at end of period	$55,566	$51,139

IntraLinks Holdings, Inc

Reconciliation of Non-GAAP to GAAP Financial Measures

(In Thousands, Except Share and per Share Data)

(unaudited)

	Three Months Ended
	March 31,
	2012	2011
Gross profit	$35,280	$38,791
Gross margin	69.5%	74.0%
Cost of revenue - stock based compensation expense	108	71
Cost of revenue - amortization of intangible assets	3,309	3,309
Non-GAAP Gross profit	$38,697	$42,171
Non-GAAP Gross margin	76.2%	80.5%

(Loss) income from operations	$(5,717)	$1,653
Stock-based compensation expense	1,345	1,972
Amortization of intangible assets	7,157	7,157
Costs related to public stock offerings	―	54
Non-GAAP adjusted operating income	$2,785	$10,836

Net (loss) income before income tax	$(6,806)	$222
Stock-based compensation expense	1,345	1,972
Amortization of intangible assets	7,157	7,157
Costs related to public stock offerings	―	54
Non-GAAP adjusted net income before income tax	1,696	9,405
Non-GAAP income tax provision	644	3,311
Non-GAAP adjusted net income	$1,052	$6,094

Net (loss) income	$(5,584)	$483
Interest expense	2,136	2,994
Income tax benefit	(1,222)	(261)
Depreciation and amortization	4,279	4,949
Amortization of intangible assets	7,157	7,157
Stock-based compensation	1,345	1,972
Amortization of debt issuance costs	191	367
Other income, net	(1,238)	(1,930)
Costs related to public stock offerings	―	54
Non-GAAP adjusted EBITDA	$7,064	$15,785
Non-GAAP adjusted EBITDA margin	13.9%	30.1%

Cash flow provided by operations	1,529	5,316
Capital expenditures	(6,171)	(5,459)
Free cash flow	$(4,642)	$(143)

IntraLinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures - Guidance

(In Thousands)

(unaudited)

Three Months Ending
June 30,
2012
Loss from operations	$(7,093)
Stock-based compensation expense	1,711
Amortization of intangible assets	6,937
Non-GAAP operating income	$1,555

Net loss before income tax	$(8,504)
Stock-based compensation expense	1,711
Amortization of intangible assets	6,937
Non-GAAP net income before income tax	144
Non-GAAP income tax provision	55
Non-GAAP net income	$89

Net loss	$(8,388)
Interest expense	1,920
Income tax benefit	(116)
Depreciation and amortization	4,945
Amortization of intangible assets	6,937
Stock-based compensation expense	1,711
Amortization of debt issuance costs	210
Other income, net	(719)
Non-GAAP adjusted EBITDA	$6,500

Non-GAAP adjusted EBITDA margin	13.4%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range